CONTINUING GUARANTY

TO:

WELLS FARGO BANK, NATIONAL ASSOCIATION

1.

GUARANTY; DEFINITIONS.  In consideration of any credit or other financial accommodation heretofore, now or hereafter extended or made to QUEST MARKETING, INC., an Oregon corporation (“QMI”), BAR CODE SPECIALTIES, INC., a California corporation (“BCSI”; and together with QMI, individually, a “Borrower” and collectively, the “Borrowers”) or any of them by WELLS FARGO BANK, NATIONAL ASSOCIATION and its Affiliates ( collectively, “Wells Fargo”), and for other valuable consideration, the undersigned QUEST SOLUTION, INC., a Delaware corporation (“Guarantor”), unconditionally guarantees and promises to pay to Wells Fargo, on demand in lawful money of the United States of America and in immediately available funds, any and all Obligations as such term is defined in that certain Credit Agreement dated as of even date herewith among Borrowers, Guarantor and Wells Fargo (as amended from time to time, the “Credit Agreement”; terms used but not defined herein shall have the meanings as set forth in the Credit Agreement).  This Guaranty is a guaranty of payment and not collection.

2.

SUCCESSIVE TRANSACTIONS; REVOCATION; OBLIGATION UNDER OTHER GUARANTIES.  This is a continuing guaranty and all rights, powers and remedies hereunder shall apply to all past, present and future Obligations, including those arising under successive transactions which shall either continue the Obligations, increase or decrease the Obligations, or from time to time create new Obligations after all or any prior Obligations have been satisfied, and notwithstanding the death, incapacity, dissolution, liquidation or bankruptcy of any of the Borrowers or Guarantor or any other event or proceeding affecting any of the Borrowers or Guarantor.  This Guaranty shall not apply to any new Obligations created after actual receipt by Wells Fargo of written notice of Guarantor’s revocation as to such new Obligations; provided however, that loans, advances or other financial services made by Wells Fargo to any of the Borrowers after revocation under commitments existing prior to receipt by Wells Fargo of such revocation, and extensions, renewals or modifications, of any kind, of Obligations incurred by Borrowers or committed by Wells Fargo prior to receipt by Wells Fargo of such notice of revocation, shall not be considered new Obligations.  Any such notice must be sent to Wells Fargo by registered U.S. mail, postage prepaid, addressed to its office at Wells Fargo Capital Finance, 2450 Colorado Avenue, Suite 3000 West, Santa Monica CA 90404, Attention: Quest Relationship Manager, or at such other address as Wells Fargo shall from time to time designate.  Any payment by Guarantor shall not reduce Guarantor’s maximum obligation hereunder unless written notice to that effect is actually received by Wells Fargo at or prior to the time of such payment.  The obligations of Guarantor under this Guaranty shall be in addition to any obligations of Guarantor under any other guaranties of any liabilities or obligations of any of the Borrowers or other persons heretofore or hereafter given to Wells Fargo, unless such other guaranties are expressly modified or revoked in writing; and this Guaranty shall not, unless expressly provided for in this Guaranty, affect or invalidate any such other guaranties.

3.

OBLIGATIONS JOINT AND SEVERAL; SEPARATE ACTIONS; WAIVER OF STATUTE OF LIMITATIONS; REINSTATEMENT OF LIABILITY.  The obligations of Guarantor under this Guaranty are joint and several and independent of the obligations of the Borrowers, and a separate action or actions may be brought and prosecuted against Guarantor, whether the action is brought against any of the Borrowers or any other person, or whether any of the Borrowers or any other persons are joined in any such action or actions.  Guarantor acknowledges that this Guaranty is absolute and unconditional, that there are no conditions precedent to the effectiveness of this Guaranty, and that this Guaranty is in full force and effect and binding on Guarantor as of the date written below, regardless of whether Wells Fargo obtains collateral or any guaranties from others or takes any other action contemplated by Guarantor.  Guarantor waives the benefit of any statute of limitations affecting Guarantor’s liability hereunder or the enforcement thereof, and Guarantor agrees that any payment of any Obligations or other act which shall toll any applicable statute of limitations shall similarly toll the statute of limitations applicable to Guarantor’s liability under this Guaranty.  The liability of Guarantor hereunder shall be reinstated and revived and the rights of Wells Fargo shall continue if and to the extent for any reason any amount at any time paid on account of any Obligations guaranteed hereby is rescinded or must otherwise be restored by Wells Fargo, whether as a result of any proceedings in bankruptcy or reorganization or otherwise, all as though such amount had not been paid.  The determination as to whether any amount so paid must be rescinded or restored shall be made by Wells Fargo in its reasonable discretion; provided however, that if Wells Fargo chooses to contest any such matter at the request of Guarantor, Guarantor agrees to indemnify and hold Wells Fargo harmless from and against all costs and expenses, including reasonable and documented out-of-pocket attorneys’ fees, expended or incurred by Wells Fargo in connection therewith, including without limitation, in any litigation with respect thereto.

4.

AUTHORIZATIONS TO WELLS FARGO.  Guarantor authorizes Wells Fargo either before or after revocation hereof, without notice to or demand on Guarantor, and without affecting Guarantor’s liability hereunder, from time to time to: (a) alter, compromise, renew, extend, accelerate or otherwise change the time for payment of, or otherwise change the terms of the Obligations or any portion thereof, including increase or decrease of the rate of interest thereon; (b) take and hold security for the payment of this Guaranty or the Obligations or any portion thereof, and exchange, enforce, waive, subordinate or release any such security; (c) apply such security and direct the order or manner of sale thereof, including without limitation, a non-judicial sale permitted by the terms of the controlling security agreement, mortgage or deed of trust, as Wells Fargo in its discretion may determine; (d) release or substitute any one or more of the endorsers or any other guarantors of the Obligations, or any portion thereof, or any other party thereto; and (e) apply payments received by Wells Fargo from any of the Borrowers to any portion of the Obligations, in such order as Wells Fargo shall determine in its reasonable discretion, whether or not such Obligations are covered by this Guaranty, and Guarantor hereby waives any provision of law regarding application of payments which specifies otherwise.  Wells Fargo may without notice assign this Guaranty in whole or in part.  Upon Wells Fargo’s request, Guarantor agrees to provide to Wells Fargo copies of Guarantor’s financial statements.

5.

REPRESENTATIONS AND WARRANTIES.  Guarantor represents and warrants to Wells Fargo that: (a) this Guaranty is executed at Borrowers’ request; (b) Guarantor shall not, without Wells Fargo’s prior written consent, sell, lease, assign, encumber, hypothecate, transfer or otherwise dispose of all or a substantial or material part of Guarantor’s assets other than in the ordinary course of Guarantor’s business; (c) Wells Fargo has made no representation to Guarantor as to the creditworthiness of any of the Borrowers; and (d) Guarantor has established adequate means of obtaining from each of the Borrowers on a continuing basis financial and other information pertaining to Borrowers’ financial condition.  Guarantor agrees to keep adequately informed of any facts, events or circumstances which might in any way affect Guarantor’s risks hereunder, and Guarantor further agrees that Wells Fargo shall have no obligation to disclose to Guarantor any information or material about any of the Borrowers which is acquired by Wells Fargo in any manner.

6.

GUARANTOR’S WAIVERS.

(a)

To the fullest extent permitted by applicable law, Guarantor hereby waives: (i) notice of acceptance hereof; (ii) notice of any loans or other financial accommodations made or extended under the Credit Agreement, or the creation or existence of any Guarantied Obligations; (iii) notice of the amount of the Obligations, subject, however, to Guarantor’s right to make inquiry of Wells Fargo to ascertain the amount of the Obligations at any reasonable time; (iv) notice of any adverse change in the financial condition of Borrowers or of any other fact that might increase Guarantor’s risk hereunder; (v) notice of presentment for payment, demand, protest, and notice thereof as to any instrument among the Loan Documents; (vi) notice of any Default or Event of Default under any of the Loan Documents; and (vii) all other notices (except if such notice is specifically required to be given to Guarantor under this Guaranty or any other Loan Documents to which Guarantor is a party) and demands to which Guarantor might otherwise be entitled.

(b)

To the fullest extent permitted by applicable law, Guarantor hereby waives the right by statute or otherwise to require Wells Fargo or its Affiliates, to institute suit against a Borrower or any other guarantor or to exhaust any rights and remedies which Wells Fargo or its Affiliates, has or may have against any Borrower or any other guarantor.  In this regard, Guarantor agrees that it is bound to the payment of each and all Obligations, whether now existing or hereafter arising, as fully as if the Obligations were directly owing to Wells Fargo by Guarantor.  Guarantor further waives any defense arising by reason of any disability or other defense (other than the defense that the Obligations shall have been fully and finally performed and indefeasibly paid in full in cash, to the extent of any such payment) of any Borrower or by reason of the cessation from any cause whatsoever of the liability of such Borrower in respect thereof.

(c)

To the fullest extent permitted by applicable law, Guarantor hereby waives: (i) any right to assert against Wells Fargo or its Affiliates, any defense (legal or equitable), set-off, counterclaim, or claim which Guarantor may now or at any time hereafter have against any Borrower or any other party liable to Wells Fargo or its Affiliates; (ii) any defense, set-off, counterclaim, or claim, of any kind or nature, arising directly or indirectly from the present or future lack of perfection, sufficiency, validity, or enforceability of the Obligations or any security therefor; (iii) any right or defense arising by reason of any claim or defense based upon an election of remedies by Wells Fargo or its Affiliates including any defense based upon an election of remedies by Wells Fargo or its Affiliates; (iv) the benefit of any statute of limitations affecting Guarantor’s liability hereunder or the enforcement thereof, and any act which shall defer or delay the operation of any statute of limitations applicable to the Obligations shall similarly operate to defer or delay the operation of such statute of limitations applicable to Guarantor’s liability hereunder.

(d)

Until the Obligations have been paid in full in cash, (i) Guarantor hereby subordinates any right of subrogation Guarantor has or may have as against any Borrower with respect to the Obligations; (ii) in addition, Guarantor hereby subordinates any right to proceed against any Borrower or any other Person, now or hereafter, for contribution, indemnity, reimbursement, or any other suretyship rights and claims (irrespective of whether direct or indirect, liquidated or contingent), with respect to the Obligations; and (iii) in addition, Guarantor also hereby subordinates any right to proceed or to seek recourse against or with respect to any property or asset of any Borrower.

(e)

If any of the Obligations or the obligations of Guarantor under this Guaranty at any time are secured by a mortgage or deed of trust upon real property, Wells Fargo or its Affiliates may elect, in its sole discretion, upon a default with respect to the Obligations or the obligations of Guarantor under this Guaranty, to foreclose such mortgage or deed of trust judicially or nonjudicially in any manner permitted by law, before or after enforcing this Guaranty, without diminishing or affecting the liability of Guarantor hereunder.  Guarantor understands that (a) by virtue of the operation of antideficiency law applicable to nonjudicial foreclosures, an election by Wells Fargo or its Affiliates to nonjudicially foreclose on such a mortgage or deed of trust probably would have the effect of impairing or destroying rights of subrogation, reimbursement, contribution, or indemnity of Guarantor against any Borrower or other guarantors or sureties, and (b) absent the waiver given by Guarantor herein, such an election would estop Wells Fargo or its Affiliates from enforcing this Guaranty against Guarantor.  Understanding the foregoing, and understanding that Guarantor is hereby relinquishing a defense to the enforceability of this Guaranty, Guarantor hereby waives any right to assert against Wells Fargo or its Affiliates any defense to the enforcement of this Guaranty, whether denominated “estoppel” or otherwise, based on or arising from an election by Wells Fargo or its Affiliates to nonjudicially foreclose on any such mortgage or deed of trust.  Guarantor understands that the effect of the foregoing waiver may be that Guarantor may have liability hereunder for amounts with respect to which Guarantor may be left without rights of subrogation, reimbursement, contribution, or indemnity against a Borrower or other guarantors or sureties.  Guarantor also agrees that the “fair market value” provisions of Section 580a of the California Code of Civil Procedure shall have no applicability with respect to the determination of Guarantor’s liability under this Guaranty.

(f)

Without limiting the generality of any other waiver or other provision set forth in this Guaranty, Guarantor waives all rights and defenses that Guarantor may have if all or part of the Obligations are secured by real property.  This means, among other things:

(i)

Wells Fargo or its Affiliates  may collect from Guarantor without first foreclosing on any real or personal property collateral that may be pledged by Guarantor, Borrower, or any other guarantor.

(ii)

If Wells Fargo or its Affiliates forecloses on any real property collateral that may be pledged by Guarantor, any Borrower or any other guarantor:

(iii)

The amount of the Obligations or any obligations of any guarantor in respect thereof may be reduced only by the price for which that collateral is sold at the foreclosure sale, even if the collateral is worth more than the sale price.

(iv)

Wells Fargo may collect from Guarantor even if Wells Fargo or its Affiliates, by foreclosing on the real property collateral, has destroyed any right Guarantor may have to collect from a Borrower or any other Guarantor.

This is an unconditional and irrevocable waiver of any rights and defenses Guarantor may have if all or part of the Obligations are secured by real property.  These rights and defenses are based upon Section 580a, 580b, 580d, or 726 of the California Code of Civil Procedure.

(g)

WITHOUT LIMITING THE GENERALITY OF ANY OTHER WAIVER OR OTHER PROVISION SET FORTH IN THIS GUARANTY, GUARANTOR HEREBY WAIVES, TO THE MAXIMUM EXTENT SUCH WAIVER IS PERMITTED BY LAW, ANY AND ALL BENEFITS OR DEFENSES ARISING DIRECTLY OR INDIRECTLY UNDER ANY ONE OR MORE OF CALIFORNIA CIVIL CODE §§ 2787, 2799, 2808, 2815, 2819, 2820, 2821, 2822, 2838, 2839, 2847, 2848, AND 2855, CALIFORNIA CODE OF CIVIL PROCEDURE §§ 580A, 580B, 580C, 580D, AND 726, AND CHAPTER 2 OF TITLE 14 OF THE CALIFORNIA CIVIL CODE OR ANY SIMILAR LAWS OF ANY OTHER APPLICABLE JURISDICTION.

(h)

WITHOUT LIMITING THE GENERALITY OF ANY OTHER WAIVER OR OTHER PROVISION SET FORTH IN THIS GUARANTY, GUARANTOR WAIVES ALL RIGHTS AND DEFENSES ARISING OUT OF AN ELECTION OF REMEDIES BY WELLS FARGO OR ITS AFFILIATES, EVEN THOUGH SUCH ELECTION OF REMEDIES, SUCH AS A NONJUDICIAL FORECLOSURE WITH RESPECT TO SECURITY FOR THE OBLIGATIONS, HAS DESTROYED GUARANTOR’S RIGHTS OF SUBROGATION AND REIMBURSEMENT AGAINST ANY BORROWER BY THE OPERATION OF APPLICABLE LAW INCLUDING §580D OF THE CALIFORNIA CODE OF CIVIL PROCEDURE OR ANY SIMILAR LAWS OF ANY OTHER APPLICABLE JURISDICTION.

(i)

Without limiting the generality of any other waiver or other provision set forth in this Guaranty, Guarantor hereby also agrees to the following waivers:

(i)

 Wells Fargo’s right to enforce this Guaranty is absolute and is not contingent upon the genuineness, validity or enforceability of the Obligations or any of the Loan Documents.  Guarantor waives all benefits and defenses it may have under California Civil Code Section 2810 or any similar laws in any other applicable jurisdiction and agrees that Wells Fargo’s rights under this Guaranty shall be enforceable even if any Borrower had no liability at the time of execution of the Loan Documents or the Obligations are unenforceable in whole or in part, or a Borrower ceases to be liable with respect to all or any portion of the Obligations.

(ii)

 Guarantor waives all benefits and defenses it may have under California Civil Code Section 2809 or any similar laws in any other applicable jurisdiction with respect to its obligations under this Guaranty and agrees that Wells Fargo’s rights under the Loan Documents will remain enforceable even if the amount secured by the Loan Documents is larger in amount and more burdensome than that for which a Borrower is responsible.  The enforceability of this Guaranty against Guarantor shall continue until all sums due under the Loan Documents have been paid in full and shall not be limited or affected in any way by any impairment or any diminution or loss of value of any security or collateral for Borrowers’ obligations under the Loan Documents, from whatever cause, the failure of any security interest in any such security or collateral or any disability or other defense of a Borrower, any other guarantor of Borrowers’ obligations under any other Loan Document, any pledgor of collateral for any person’s obligations to Wells Fargo or any other person in connection with the Loan Documents.

(iii)

 Guarantor waives all benefits and defenses it may have under California Civil Code §§ 2845, 2849 and 2850 or any similar laws of any other applicable jurisdiction with respect to its obligations under this Guaranty, including  the right to require Wells Fargo to (A) proceed against any Borrower, any guarantor of Borrowers’ obligations under any Loan Document, any other pledgor of collateral for any person’s obligations to Wells Fargo or any other person in connection with the Obligations, (B) proceed against or exhaust any other security or collateral Wells Fargo may hold, or (C) pursue any other right or remedy for Guarantor’s benefit, and agrees that Wells Fargo may exercise its right under this Guaranty without taking any action against any Borrower, any other guarantor of Borrowers’ obligations under the Loan Documents, any pledgor of collateral for any person’s obligations to Wells Fargo or any other person in connection with the Obligations, and without proceeding against or exhausting any security or collateral Wells Fargo holds.

7.

WELLS FARGO’S RIGHTS WITH RESPECT TO GUARANTOR’S PROPERTY IN ITS POSSESSION.  In addition to all liens upon and rights of setoff against the monies, securities or other property of Guarantor given to Wells Fargo by law, Wells Fargo shall have a lien upon and a right of setoff against all monies, securities and other property of Guarantor now or hereafter in the possession of or on deposit with Wells Fargo, whether held in a general or special account or deposit or for safekeeping or otherwise, and every such lien and right of setoff may be exercised without demand upon or notice to Guarantor.  No lien or right of setoff shall be deemed to have been waived by any act or conduct on the part of Wells Fargo, or by any neglect to exercise such right of setoff or to enforce such lien, or by any delay in so doing, and every right of setoff and lien shall continue in full force and effect until such right of setoff or lien is specifically waived or released by Wells Fargo in writing.

8.

SUBORDINATION.  Any indebtedness of any of the Borrowers now or hereafter held by Guarantor is hereby subordinated to the Obligations.  Such indebtedness of Borrowers to Guarantor is assigned to Wells Fargo as security for this Guaranty and the Obligations and, if Wells Fargo requests, shall be collected and received by Guarantor as trustee for Wells Fargo and paid over to Wells Fargo on account of the Obligations but without reducing or affecting in any manner the liability of Guarantor under the other provisions of this Guaranty.  Any notes or other instruments now or hereafter evidencing such indebtedness of any Borrower to Guarantor shall be marked with a legend that indicates that the notes or other instruments are subject to this Guaranty and, if Wells Fargo so requests, such notes and instruments shall be delivered to Wells Fargo. Wells Fargo is hereby authorized in the name of Guarantor from time to time to file financing statements and continuation statements and execute such other documents and take such other action as Wells Fargo deems reasonably necessary or appropriate to perfect, preserve and enforce its rights hereunder.

9.

REMEDIES; NO WAIVER.  All rights, powers and remedies of Wells Fargo hereunder are cumulative.  No delay, failure or discontinuance of Wells Fargo in exercising any right, power or remedy hereunder shall affect or operate as a waiver of such right, power or remedy; nor shall any single or partial exercise of any such right, power or remedy preclude, waive or otherwise affect any other or further exercise thereof or the exercise of any other right, power or remedy.  Any waiver, permit, consent or approval of any kind by Wells Fargo of any breach of this Guaranty, or any such waiver of any provisions or conditions hereof, must be in writing and shall be effective only to the extent set forth in writing.

10.

COSTS, EXPENSES AND ATTORNEYS’ FEES.  Guarantor shall pay to Wells Fargo immediately upon demand the full amount of all payments, advances, charges, costs and expenses, including reasonable and documented out-of-pocket attorneys’ fees (to include outside counsel fees and all allocated costs of Wells Fargo’s in-house counsel), expended or incurred by Wells Fargo in connection with the enforcement of any of Wells Fargo’s rights, powers or remedies and/or the collection of any amounts which become due to Wells Fargo under this Guaranty, and the prosecution or defense of any action in any way related to this Guaranty, whether incurred at the trial or appellate level, in an arbitration proceeding or otherwise, and including any of the foregoing incurred in connection with any bankruptcy proceeding (including without limitation, any adversary proceeding, contested matter or motion brought by Wells Fargo or any other person) relating to Guarantor or any other person or entity.  All of the foregoing shall be paid by Guarantor with interest from the date which is 10 Business Days after demand by Wells Fargo until paid in full at a rate per annum equal to the rate of interest applicable to the Obligations.

11.

SUCCESSORS; ASSIGNMENT.  This Guaranty shall be binding upon and inure to the benefit of the heirs, executors, administrators, legal representatives, successors and assigns of the parties; provided however, that Guarantor may not assign or transfer any of its interests or rights hereunder without Wells Fargo’s prior written consent.  Guarantor acknowledges that Wells Fargo has the right to sell, assign, transfer, negotiate or grant participations in all or any part of, or any interest in, the Obligations and any obligations with respect thereto, including this Guaranty.  In connection therewith, Wells Fargo may disclose all documents and information which Wells Fargo now has or hereafter acquires relating to Guarantor and/or this Guaranty, whether furnished by Borrowers, Guarantor or otherwise.  Guarantor further agrees that Wells Fargo may disclose such documents and information to Borrowers.

12.

AMENDMENT.  This Guaranty may be amended or modified only in writing signed by Wells Fargo and Guarantor.

13.

APPLICATION OF SINGULAR AND PLURAL. In all cases where there is but a single Borrower, then all words used herein in the plural shall be deemed to have been used in the singular where the context and construction so require; and when there is more than one Borrower named herein, or when this Guaranty is executed by more than one Guarantor, the word “Borrowers” and the word “Guarantor” respectively shall mean all or any one or more of them as the context requires.

14.

UNDERSTANDING WITH RESPECT TO WAIVERS; SEVERABILITY OF PROVISIONS.  Guarantor warrants and agrees that each of the waivers set forth herein is made with Guarantor’s full knowledge of its significance and consequences, and that under the circumstances, the waivers are reasonable and not contrary to public policy or law.  If any waiver or other provision of this Guaranty shall be held to be prohibited by or invalid under applicable public policy or law, such waiver or other provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such waiver or other provision or any remaining provisions of this Guaranty.

15.

GOVERNING LAW.  The validity of this Guaranty, the construction, interpretation, and enforcement of this Guaranty and the rights of the parties, as well as all claims, controversies or disputes arising under or related to this Guaranty will be determined under, governed by and construed in accordance with the laws of the State of California without regard to conflicts of laws principles.

16.

JURISDICTION.  All actions or proceedings arising in connection with this Guaranty may be tried and litigated in the State of California and, to the extent permitted by applicable law, federal courts located in the County of Los Angeles, State of California; provided that any suit seeking enforcement against any Collateral or other property may be brought, at Wells Fargo’s option, in the courts of any jurisdiction where Wells Fargo elects to bring such action or where such Collateral or other property may be found. Guarantor and Wells Fargo waive, to the extent permitted under applicable law, any right they may have to assert the doctrine of forum non conveniens or to object to venue to the extent any proceeding is brought in accordance with this Section 16.

17.

WAIVER OF JURY TRIAL. TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, GUARANTOR AND WELLS FARGO WAIVE THEIR RESPECTIVE RIGHTS, IF ANY, TO A JURY TRIAL OF ANY CLAIM, CONTROVERSY, DISPUTE OR CAUSE OF ACTION DIRECTLY OR INDIRECTLY BASED UPON OR ARISING OUT OF THIS GUARANTY OR ANY OF THE TRANSACTIONS CONTEMPLATED BY THIS GUARANTY, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW OR STATUTORY CLAIMS (EACH, A “CLAIM”). EACH GUARANTOR AND WELLS FARGO REPRESENTS THAT EACH HAS REVIEWED THIS WAIVER AND EACH KNOWINGLY AND VOLUNTARILY WAIVES

ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. IN THE EVENT OF LITIGATION, A COPY OF THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

18.

ARBITRATION. THE PARTIES TO THIS AGREEMENT AGREE THAT THIS AGREEMENT SHALL BE SUBJECT TO THE ARBITRATION PROVISIONS SET FORTH IN SECTION 7.17 OF THE CREDIT AGREEMENT WHICH PROVISIONS ARE INCORPORATED INTO THIS AGREEMENT BY REFERENCE.

19.

TERMINATION.  This Agreement shall terminate upon the full repayment and termination of the Credit Agreement except for obligations that expressly survive such termination.

[Signature page follows]

IN WITNESS WHEREOF, the undersigned Guarantor has executed this Guaranty as of December 31, 2014.

QUEST SOLUTION, INC.,

a Delaware corporation

By /s/ Jason F. Griffith
Name Jason F. Griffith
Title Chief Executive Officer
Address:
2580 Anthem Village Drive
Henderson, NV 89052

Attention: ________________________

Fax No.: _________________________

Email: ___________________________